                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Piccadilly Cafeterias, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [x]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                          PICCADILLY CAFETERIAS, INC.
                         3232 SHERWOOD FOREST BOULEVARD
                          BATON ROUGE, LOUISIANA 70816
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 4, 2002
                             ---------------------

To the Shareholders of Piccadilly Cafeterias, Inc.:

     The 2002 Annual Meeting of the Shareholders of Piccadilly Cafeterias, Inc. (the "Company") will be held at the corporate headquarters of the Company, 3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana, on Monday, November 4, 2002, at 10:00 a.m., for the following purposes:

     1. To elect two persons to serve as directors on the Board of Directors for a three-year term and until their successors are elected and have qualified;

     2. To approve the Piccadilly Cafeterias, Inc. Directors Stock Plan;

     3. To act upon such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

     Only holders of record as of the close of business on September 6, 2002 are entitled to notice of and to vote at the meeting.

     The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at a reconvened meeting following such adjournment.

                                            By Order of the Board of Directors,

                                            /s/ W. SCOTT BOZZELL
                                            W. Scott Bozzell
                                            Secretary

Baton Rouge, Louisiana
September 25, 2002

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          PICCADILLY CAFETERIAS, INC.
                         3232 SHERWOOD FOREST BOULEVARD
                          BATON ROUGE, LOUISIANA 70816
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Piccadilly Cafeterias, Inc. (the "Company") for use at its Annual Meeting of Shareholders to be held on November 4, 2002, and at any adjournments thereof (the "Meeting") and is first being mailed to the Company's shareholders on or about October 1, 2002.

VOTING PROCEDURE

     Only shareholders of record at the close of business on September 6, 2002 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, there were 10,865,589 shares of common stock (the "Common Stock") outstanding.

     The holders of a majority of the shares of Common Stock issued and outstanding, present in person or represented by proxy, will constitute a quorum at the Meeting. The persons appointed by the Company to act as inspectors of election will treat shares of Common Stock represented by a properly executed, returned and unrevoked proxy as present at the Meeting for purposes of determining a quorum. Shares of Common Stock present at the Meeting that abstain from voting or that are the subject of broker non-votes will be counted as present for purposes of determining a quorum.

     Directors will be elected by a plurality vote, and the proposal to approve the Director's Stock Plan (the "Plan") and all other matters coming before the Meeting will be decided by the vote of a majority of the votes cast. Each share of Common Stock will entitle the holder to cast one vote with respect to each matter properly presented at the meeting and votes cast will be counted by the inspectors of election. Abstentions and broker non-votes will have no effect upon the vote on the election of directors or on the proposal to approve the Plan.

     Proxies in the enclosed form are solicited by the Board to provide an opportunity to every shareholder to vote on all matters scheduled to come before the Meeting, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the shares represented thereby will be voted as specified. Unless authority to vote for the election of directors or approval of the Plan is withheld, the proxy holders named on the enclosed proxy will vote all shares represented thereby in favor of the election of each of the two nominees listed below and in favor of approval of the Plan. Management expects no matters to be presented for action at the Meeting other than the election of directors and the approval of the Plan. If, however, any other matters properly come before the Meeting, the persons named as proxies in the enclosed form of proxy will vote in accordance with their judgment on the matters presented.

PROXY SOLICITATION; REVOCATION OF PROXY

     The Company will pay all expenses of soliciting proxies for the Meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and the Company will reimburse them for their reasonable expenses in doing so. The Company has retained EquiServe Trust Company, N.A. to assist with the solicitation of proxies from brokers and nominees. It is estimated that the fees for such firm's services will be approximately $7,500 including out-of-pocket expenses. Certain employees of the Company, who will receive no additional compensation for their services, may also solicit proxies by telephone, telegram, telex, telecopy or personal interview.

     The enclosed proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the shareholder votes in person at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

SHAREHOLDER PROPOSALS AND BOARD NOMINATIONS

     In order to be considered for inclusion in the proxy materials related to the 2003 annual meeting of shareholders, the Company must receive shareholder proposals no later than June 3, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.

     The Company's Bylaws also require that any shareholder who desires to nominate a director or present a proposal before the 2003 annual meeting must notify the Secretary of the Company no earlier than April 23, 2003 and no later than June 3, 2003.

     Nominations for the election of directors may be made by the Board of Directors or the Nominating Committee. Shareholders may make a recommendation for a nominee by sending a letter to the Nominating Committee, or may make a nomination by complying with the notice procedures set forth in the Company's Bylaws.

                             ELECTION OF DIRECTORS

     At the Meeting, two directors are to be elected to a three-year term, each to hold office until his successor is elected and qualified. The Board consists of three classes, each having a three-year term of office, with one class being elected each year. The persons named in the enclosed form of proxy intend to vote such proxy, unless otherwise directed, for the election of Robert P. Guyton and Christel C. Slaughter as members of the class to serve until the 2005 Annual Meeting of Shareholders. If, contrary to present expectations, any of the nominees to be elected at the Meeting should be unable to serve for any reason, the Board may reduce the size of the Board or votes may be cast pursuant to the accompanying form of proxy for a substitute nominee designated by the Board.

INFORMATION ABOUT NOMINEES AND DIRECTORS

     The following table provides certain information as of August 19, 2002, unless otherwise indicated, with respect to each nominee and each other director whose term will continue after the Meeting. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

  Nominees for Director

     Nominees for a three-year term expiring at the 2005 annual meeting:

     Robert P. Guyton, age 65, has been a director since 1996. Mr. Guyton is a financial consultant, having previously been a Vice President and financial consultant for Raymond James & Associates, Inc. from 1993 to 1996. From 1981 to 1991, Mr. Guyton was President and Chief Executive Officer of BankSouth Corporation. Mr. Guyton is a director of ChemFirst Corporation.

     Christel C. Slaughter, age 47, has been a director since 1996. Ms. Slaughter is the co-owner of, and a management consultant with, SSA Consultants, Inc. Since 1979, Ms. Slaughter has been an active lecturer and consultant for both governmental and private entities.

  Members of Board of Directors Continuing in Office

     Directors whose terms expire at the 2003 annual meeting:

     Ronald A. LaBorde, age 46, is the Chief Executive Officer and has held that position since June 1995. Mr. LaBorde joined the Company in July 1982 and has been a director since May 1992. From July 1995 until March 2001, Mr. LaBorde also held the position of President. From November 2000 until August 2002, Mr. LaBorde also served as Chairman of the Board.

     James F. White, Jr., age 62, has been a director since 2000. Mr. White has served as of counsel to the law firm of Shumaker, Loop & Kendrick, Toledo, Ohio since January 1, 1996. He previously served in various executive positions and as a director of Checkers Drive-In Restaurants, Inc. from January 1993 through

December 1995, including serving as Chief Executive Officer from August 1, 1994 through August 31, 1995. Mr. White is also President and Chief Executive Officer of whOlesome group, llc, an operator of Panera Bread Bakery Cafes in northwest Ohio and southeast Michigan, and serves on the boards of numerous privately-held companies.

     Joseph H. Campbell, Jr., age 50, has served as the Chairman of the Board since August 2002 and has been a director since 2000. Mr. Campbell has been President and Chief Executive Officer of Associated Grocers, Inc. since February 1, 1995. Associated Grocers, Inc. is a private, member-owned corporation that serves independent retail grocers in four states by providing grocery products and retail and technological services.

     Directors whose terms expire at the 2004 annual meeting:

     Dale E. Redman, age 54, has been a director since 1995. Mr. Redman is the managing director of Windward Capital. From 1988 to 1998, he was the Executive Vice President and Chief Financial Officer of United Companies Financial Corporation and served as a director until November 2000. On March 1, 1999, United Companies Financial Corporation, a Baton Rouge financial institution, filed for protection under Chapter 11 of the Bankruptcy Code.

     C. Ray Smith, age 67, has been a director since 1992. Mr. Smith is the Tipton R. Snavely Professor of Business Administration at the Darden Graduate School of Business Administration, University of Virginia and the Executive Director of the Darden School Foundation.

     James A. Perkins, age 58, has been a director since 2001. Mr. Perkins is a private investor and a consultant. He recently completed a career that spanned over 25 years with Federal Express Corporation, most recently as Senior Vice President and Chief Personnel Officer from June 1979 to December 1999. Mr. Perkins is a director of Provant, Inc.

OTHER INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board held 21 meetings during the fiscal year ended July 2, 2002. No director during the last full fiscal year attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board (held during the period for which he or she has been a director) and (b) the total number of meetings held by all committees of the Board on which he or she served (during the periods served), except Christel C. Slaughter.

     For the period ended June 30, 2002, each director who is not an officer of the Company received, in addition to reimbursement of reasonable and necessary costs and expenses incurred, a retainer of $15,000 per year, a fee of $1,000 for each regular and special meeting of the Board that he or she attended, and $500 for each meeting of a committee of the Board, other than the Company's Executive Committee, that such director attended. For each meeting of the Board and each meeting of a committee of the Board, that each director participated by telephone, the director received 50% of the meeting fee. The retainer was paid 50% in cash and 50% in the Company's Common Stock. The Company's Executive Committee received a monthly cash fee of $1,000. Effective July 1, 2002, each director who is not an officer of the Company receives, in addition to reimbursement of reasonable and necessary costs and expenses incurred, a retainer of $20,000 per year, a fee of $1,500 for each regular and special meeting of the Board that he or she attends, and $1,000 for each meeting of a committee of the Board, that such director attends. For each meeting of the Board and each meeting of a committee of the Board, that such director participates by telephone, the director receives $500. The retainer, subject to approval by the shareholders of the Piccadilly Cafeterias, Inc. Directors Stock Plan, is paid 50% in cash and 50% in the Company's Common Stock.

     The Board presently has five standing committees, as described below:

     Executive Committee. The Executive Committee is authorized, to the extent permitted by law, to exercise substantially all powers of the Board between meetings of the Board. The Executive Committee held 22 meetings during the fiscal year ended July 2, 2002. Joseph H. Campbell, Jr. (Chairman), Dale E. Redman, Christel C. Slaughter and James F. White, Jr. are members of the Executive Committee.

     Audit Committee. The Audit Committee reviews with the Company's independent auditors the plan, scope and results of the annual audit and the procedures for and results of internal audit controls. The Audit Committee reviews the audit services performed by the Company's independent auditors and the possible effect on the independence of the auditors of the performance of nonaudit services. The Audit Committee held six meetings during the fiscal year ended July 2, 2002. C. Ray Smith (Chairman), Joseph H. Campbell, Jr., James F. White, Jr. and Christel
C. Slaughter are members of the Audit Committee. The Audit Committee's specific responsibilities are included in its written charter attached as Exhibit A to this Proxy Statement. Each member of the Audit Committee meets the definition of an independent director as defined by the New York Stock Exchange rules.

     Compensation Committee. The Compensation Committee, which has authority to consider and make recommendations to the Board regarding compensation of officers of the Company, held six meetings during the fiscal year ended July 2, 2002. This committee also administers the Company's 1993 Amended and Restated Incentive Compensation Plan (the "Incentive Compensation Plan"). Robert P. Guyton (Chairman), James A. Perkins, and Dale E. Redman are members of the Compensation Committee.

     Nominating Committee. The Nominating Committee, which makes director recommendations to the Board on an as needed basis, did not meet during the fiscal year ended July 2, 2002. James A. Perkins (Chairman), Christel C. Slaughter, Ronald A. LaBorde, and C. Ray Smith are members of the Nominating Committee.

     Corporate Governance. The Corporate Governance Committee, which reviews the Board's governance practices and makes recommendations to the Board of any revisions to existing practices, was formed on May 6, 2002. The Corporate Governance Committee held two meetings during the fiscal year ended July 2, 2002. James F. White, Jr. (Chairman), Robert P. Guyton and Dale E. Redman are members of the Corporate Governance Committee.

                             COMMON STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock by (i) each director and director nominee of the Company, (ii) each executive officer for whom compensation information is disclosed under the heading "Executive Compensation and Other Benefits", (iii) all of the Company's directors and executive officers as a group, and (iv) each person known to the Company to be a beneficial owner of more than 5% of the outstanding common stock, all as determined in accordance with Rule 13d-3 of the Exchange Act based on information furnished by such persons. Unless otherwise indicated, all information is presented as of September 6, 2002 and all shares shown are held with sole voting and investment power.

                                                              SHARES BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                 OWNED           PERCENT OF CLASS
------------------------------------                          -------------------    ----------------
Ronald A. LaBorde...........................................         443,663(1)             4.0%
Dale E. Redman..............................................          13,826                 *
Robert P. Guyton............................................          13,899                 *
Christel C. Slaughter.......................................          12,826                 *
C. Ray Smith................................................          13,223(2)              *
James A. Perkins............................................           6,747                 *
James F. White, Jr. ........................................           8,542(3)              *
Joseph H. Campbell, Jr. ....................................           8,542                 *
Azam Malik..................................................          50,000(4)              *
Mark L. Mestayer............................................          54,000(5)              *
Julia H. R. Hamilton........................................       1,103,592(6)            10.2%
  2736 Windrush Way
  Baton Rouge, Louisiana 70879
O. Q. Quick.................................................         829,159(7)             7.6%
  #83 Sugar Creek Place
  Waco, Texas 76712
Dimensional Fund Advisors, Inc.(8)..........................         762,700                7.0%
All directors and executive officers as a group (10
  persons)..................................................         625,268(9)             5.5%

---------------
  *  Less than 1%

 (1) Includes 78,373 shares held by Mr. LaBorde as trustee or co-trustee (together with Mr. O. Q. Quick) under several trusts. Also includes 325,000 shares that Mr. LaBorde has the right to acquire upon the exercise of presently exercisable options.

 (2) Includes 300 shares held of record by Mr. Smith's spouse.

 (3) All shares are held of record by Mr. White's spouse.

 (4) Represents shares that Mr. Malik has the right to acquire upon the exercise of presently exercisable options.

 (5) Represents shares that Mr. Mestayer has the right to acquire upon the exercise of presently exercisable options.

 (6) Includes 26,000 shares held by Ms. Hamilton as trustee of a charitable trust. Ms. Hamilton is the daughter of the Company's founder, T.H. Hamilton. Ms. Hamilton served on the Company's Board from 1977 to 1997, and continues to serve as an advisory director of the Company.

 (7) Includes 739,659 shares held by Mr. Quick as trustee or co-trustee under several trusts, 30,000 shares held by Mr. Quick's spouse as trustee under several trusts, and 59,500 shares held beneficially and of record jointly with his spouse or individually by Mr. Quick or his spouse. Mr. Quick began his career with the Company in 1946 and served in various capacities for the Company including Chairman of the Board and Chief Executive Officer until 1995, and as a director until 1996.

(8) Based upon information included in Schedule 13G dated December 31, 2001 filed with the Securities Exchange Commission by Dimensional Fund Advisors, Inc., an investment advisor to four investment companies, and an investment manager to certain other comingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." All securities reported here are owned by the Funds. The address of the Funds is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(9) Includes 429,000 shares that such persons have the right to acquire upon the exercise of presently exercisable options.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

     The following table sets forth certain information regarding the compensation of the Company's Chief Executive Officer and each of the Company's other most highly compensated executive officers. For the purpose of this and the following tables and discussion concerning executive compensation, such executive officers shall be referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                                    ------------
                                              ANNUAL COMPENSATION    SECURITIES
                                              -------------------    UNDERLYING       ALL OTHER
     NAME AND PRINCIPAL POSITION       YEAR    SALARY     BONUS     OPTIONS/SARS   COMPENSATION(1)
     ---------------------------       ----   --------   --------   ------------   ---------------
Ronald A. LaBorde....................  2002   $312,988   $ 86,388          --         $    800
  Chief Executive Officer              2001    312,988         --      75,000              800
                                       2000    312,988         --          --              800
Azam Malik(2)........................  2002    200,000     41,400          --              800
  President and Chief Operating
     Officer                           2001     79,077         --     100,000              200
Mark L. Mestayer.....................  2002    155,012     41,932          --              800
  Executive Vice President, Treasurer  2001    155,012         --      14,000              800
  and Chief Financial Officer          2000    149,282         --      12,000              800

---------------

(1) Represents amounts paid by the Company for insurance premiums for a group policy which afforded term life insurance and long-term disability insurance for all officers and for a group accidental death policy which afforded coverage for all executive officers.

(2) Mr. Malik joined the Company in March 2001.

                             ---------------------

     No options were granted during the fiscal year ended July 2, 2002 to the Named Executive Officers.

     The following table sets forth information with respect to the Named Executive Officers concerning option and SAR exercises during the fiscal year ended July 2, 2002 and unexercised options and SARs held as of July 2, 2002.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                  FY-END OPTION/SAR VALUES AS OF JULY 2, 2002

                                                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                           SHARES                         UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED ON                     OPTIONS AT JULY 2, 2002              AT JULY 2, 2002
                          EXERCISE        VALUE       ------------------------------   ------------------------------
         NAME                (#)       REALIZED ($)   EXERCISABLE(1)   UNEXERCISABLE   EXERCISABLE(1)   UNEXERCISABLE
         ----            -----------   ------------   --------------   -------------   --------------   -------------
Ronald A. LaBorde......       0              0           325,000               0          $23,250          $     0
Azam Malik.............       0              0            50,000          50,000           68,500           68,500
Mark L. Mestayer.......       0              0            54,000               0            4,340                0

---------------

(1) All options were awarded at the fair market value of the underlying shares on the date of grant.
                             ---------------------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  COMPENSATION OBJECTIVES

     The Committee conducts an annual review of the Company's executive compensation program. The objectives of the program include the following:

     - To attract, retain and motivate qualified executives;

     - To offer competitive base salaries consistent with the Company's position in the foodservice industry;

     - To reward corporate and individual performance through an annual incentive bonus program;

     - To align the interests of executives with the long-term interests of shareholders through stock-option award opportunities that result in ownership of Common Stock

  ANNUAL BASE SALARIES

     The Committee annually establishes the base salaries to be paid to the Company's executive officers, during the coming year, subject to approval by the Board of Directors. In setting base salaries, the Committee takes into account several factors, including the executive's experience, responsibilities, management abilities, and job performance, as well as performance of the Company as a whole and competitive compensation data.

     Generally, salaries are targeted at the median level of the market.

  ANNUAL INCENTIVE BONUSES

     Previously, the Company's Annual Incentive Bonus Plan for executive officers linked annual cash incentive bonus payments solely to the attainment of predetermined earnings goals approved by the Board of Directors. Executives were assigned target bonus levels as a percentage of base salary. After achieving minimum threshold levels of performance, bonus payments to executives were dependent upon the degree of achievement of earnings goals.

     Based on the performance of the Company, the Committee approved incentive bonus awards for the year ended July 2, 2002 totalling $268,710 for twelve members of executive management including the chief executive officer.

     For the fiscal year ending July 1, 2003, based on the recommendations of the Committee, the Board of Directors approved a revision to the Annual Incentive Bonus Plan. For the fiscal year ending July 1, 2003, executives are now assigned target bonus levels based on the attainment of predetermined earnings goals, approved by the Board of Directors, and individual performance goals established for each executive. Seventy percent of target bonuses are based on achievement of earnings goals and thirty percent are based on achievement of individual performance goals. The portion of an executive's target bonus based on earnings goals depends on the degree that earnings exceed minimum threshold levels.

     For the fiscal year ending July 1, 2003, the chief executive officer's incentive bonus compensation is determined on the same basis as other executives. The chief executive officer's individual performance goals were approved by the Board of Directors.

  LONG-TERM INCENTIVES

     The Incentive Compensation Plan, which was approved by the shareholders in 1993, allows the Committee to employ a variety of forms of stock-based incentives to accomplish its objectives. To date, the Committee has issued non-qualified stock options exclusively.

     In the fiscal year ended July 2, 2002, the Committee issued 101,700 non-qualified stock options to five executives.

     Legislation enacted in 1993 imposes a $1 million annual limit on the tax deductibility of compensation paid to certain executive officers. The Company's Incentive Compensation Plan has been structured such that stock-based incentives granted under that plan can be excluded from the $1 million limit. The annual cash compensation currently paid by the Company to executive officers is substantially below $1 million and, accordingly, will continue to be deductible by the Company.

                                          Submitted by the Compensation
                                          Committee
                                          Robert P. Guyton (Chairman)
                                          Dale E. Redman
                                          James A. Perkins

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee have been officers or employees of the Company or any of its subsidiaries. No executive officer of the Company served in the last fiscal year as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

PENSION PLAN

     The Company maintains a defined benefit pension plan for employees. As of December 31, 2001, accrual of additional employee benefits was frozen. The Named Executive Officers have the following credited years of service under the plan:
Mr. LaBorde -- 20; Mr. Mestayer -- 13. Participation in the pension plan is not available to persons who became employed after December 31, 1997, so Mr. Malik is not a participant. Benefits are not subject to deductions for Social Security benefits or other offset amounts. The estimated annual benefits payable on retirement to each of the Named Executive Officers are $31,845 for Mr. LaBorde and $19,194 for Mr. Mestayer.

EMPLOYMENT, MANAGEMENT CONTINUITY AND RETIREMENT AGREEMENTS

     Each of the Named Executive Officers has entered into a management continuity agreement with the Company that provides benefits to the officer if the officer's employment is terminated other than because of disability, death, cause (as defined in the agreement) or by the officer for good reason (as defined in the agreement) within 36 months following a change of control (as defined in the agreement) of the Company. The benefits for Mr. Mestayer include a cash payment equal to one and one-half times his base salary and bonus and the vesting of all outstanding stock options, stock appreciation rights or other incentive awards. Mr. Malik and Mr. LaBorde have identical agreements, except the multiplier for Mr. Malik is two and the multiplier for Mr. LaBorde is two and one half.

                             AUDIT COMMITTEE REPORT

     The Audit Committee performs the functions described in its charter, which is attached to this Proxy Statement as Exhibit A. These functions include:

     - recommending to the Board the appointment of the independent auditors;

     - approving the scope of audits and quarterly reviews and the procedures to be utilized by the independent auditors; and

     - reviewing with the independent auditors and financial management, the adequacy and effectiveness of the accounting and financial controls of the Company.

The Audit Committee reviews the Company's financial reporting process on behalf of our Board of Directors. Management has the primary responsibility for the financial statements and the financial reporting process, including our system of internal controls.

     In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     In addition, the Audit Committee has discussed with the independent auditors the auditor's independence from the Company and management, including matters in the written disclosures provided by the independent auditors to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended July 2, 2002, for filing with the Securities and Exchange Commission. Ernst & Young LLP acted as independent accountants for the Company for the fiscal year ended July 2, 2002. The Committee has not yet selected the independent accountants for the fiscal year ending July 1, 2003, although Ernst & Young LLP is expected to perform its normal quarterly review for the quarter ended October 1, 2002. The Audit Committee has requested proposals from independent accounting firms to perform audit and tax services for each of the three fiscal years ending June 28, 2005. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

     Aggregate fees and costs billed to the Company by Ernst and Young LLP, the Company's principal accountant, for the fiscal year ended July 2, 2002, were as follows for the referenced services:

     Audit Fees: $135,000 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended July 2, 2002 and for reviewing the financial statements included in the Company's Form 10-Qs filed with the Securities and Exchange Commission for the fiscal year ended July 2, 2002.

     All Other Fees: $258,099 for all services rendered other than audit and financial information systems design and implementation services. This includes audit-related fees of $43,685. Other fees, which were not audit related, consisted primarily of fees related to tax return preparation and tax consulting fees.

     Financial Information Systems Design and Implementation Fees: Ernst & Young LLP did not provide any professional services described in Paragraph
(c)(4)(ii) of Rule 2-01 of Regulation S-X (financial information systems design and implementation).

     The Audit Committee has considered the compatibility of the provision of services covered by the two preceding paragraphs with the maintenance of Ernst & Young's independence from the Company.

                                            Submitted by the Audit Committee
                                            C. Ray Smith (Chairman)
                                            Joseph H. Campbell, Jr.
                                            Christel C. Slaughter
                                            James F. White, Jr.

                               PERFORMANCE GRAPH

     The following graph compares the yearly cumulative total shareholder return ("shareholder return") on the Company's Common Stock against the shareholder return of the S&P 500 Stock Index and a Peer Group Composite Index (structured by the Company as set forth below) for the five-year period commencing June 30, 1997 and ended July 2, 2002.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

   PICCADILLY CAFETERIAS, INC., S&P 500 INDEX & PEER GROUP COMPOSITE INDEX**

                               PERFORMANCE GRAPH

--------------------------------------------------------------------------------
                        1997      1998      1999      2000      2001      2002
--------------------------------------------------------------------------------
 Piccadilly
  Cafeterias, Inc.     100.00    125.75     84.88     29.29     16.19     31.96
 Peer Group            100.00    103.45    101.72     71.98     89.67    116.11
 S&P 500               100.00    130.16    159.78    171.36    145.95    119.71

---------------

 * Assumes $100 invested on June 30, 1997 in the Company's Common Stock, the S&P 500 Stock Index and a Peer Group Composite Index constructed by the Company as set forth below. Also assumes reinvestment of dividends.

**   Fiscal year ended July 2, 2002.

     In constructing the Peer Group Composite Index ("Peer Index") for use in the performance graph above, the Company used the shareholder returns of various publicly held companies (including reinvestment of dividends) that compete with the Company in the family dining segment (the group of companies included in the Peer Index competing with the Company are hereinafter referred to as the "Peer Group"). Included in the Peer Group are mid-priced family restaurant companies with large multi-unit operations. For the fiscal year ended July 2, 2002, the Peer Group consists of Fresh Choice, Inc., Luby's Cafeterias, Inc., Ryan's Family Steak Houses, Inc., Star Buffet, Inc., and Worldwide Restaurant Concepts, Inc., formerly Sizzler International, Inc. Shoney's, Inc. was formerly included in the Peer Group for the fiscal year ended June 30, 2001, but was not included in this year's Peer Group because they are no longer a publicly-traded company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file certain beneficial ownership reports with the Securities and Exchange Commission. Julia H.R. Hamilton, filed a late Form 5 for the year ended July 2, 2002.

              PROPOSAL TO APPROVE THE PICCADILLY CAFETERIAS, INC.
                              DIRECTORS STOCK PLAN

GENERAL

     The Piccadilly Cafeterias, Inc. Directors Stock Plan (the "Plan"), which has been approved by the Board, subject to the approval by the shareholders at the Meeting. The Plan provides for the payment of a portion of a director's annual retainer in shares of the Company's Common Stock. The Board believes that the Plan will align the interests of directors with those of the Company's shareholders, and encourage the highest level of performance by providing those directors with a proprietary interest in the financial success and growth of the Company. The primary features of the Plan are summarized below. This summary is qualified in its entirety, however, by reference to the Plan, which is attached to this Proxy Statement as Exhibit B.

TERMS OF THE PLAN

     The Company pays an annual retainer and meeting fees to the members of the Board who are not also officers of the Company (the "Non-Employee Directors"). Currently, the Board has seven Non-Employee Directors. Under the Plan, the annual retainer is paid in cash and Common Stock on a quarterly basis. The cash component of the retainer is paid in two installments on the first Monday of the second month following the end of the Company's first and third fiscal quarters. The stock component of the retainer is paid in two installments on the first Monday of the second month following the end of the Company's second and fourth fiscal quarters. Each stock installment will consist of that number of whole shares of the Company's Common Stock having a fair market value equal to 25% of the annual retainer as of the date of payment.

     Subject to certain adjustment provisions described below, the maximum number of shares of Common Stock that may be issued under the Plan is 250,000 shares. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Company's Common Stock, the limitations on the number of shares of Common Stock that may be issued under the Plan will be adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Compensation Committee of the Board (the "Committee") shall make any other adjustment that it determines to be equitable in order to provide Non-Employee Directors with the same relative rights before and after such adjustment.

     The Committee administers the Plan and has authority to interpret the Plan, to prescribe, amend and rescind rules relating to the Plan and to make any other determinations necessary for the administration of the Plan. The Board may amend or discontinue the Plan at any time. However, the shareholders must approve any amendment that would:

     - materially increase the benefits accruing to Non-Employee Directors under the Plan;

     - increase the number of shares of Common Stock that may be issued under the Plan; or

     - materially expand the classes of persons eligible to receive benefits under the Plan.

NEW PLAN BENEFITS

     If the shareholders approve the Plan at the Meeting, shares of Common Stock will be issued under the Plan, during the Company's current fiscal year, to the persons named and in the amounts set forth below.

                                                                 DOLLAR VALUE OF
                                                               SHARES TO BE ISSUED
NAME                                                           IN FISCAL YEAR 2003
----                                                           -------------------
Joseph H. Campbell, Jr......................................         $10,000
Robert P. Guyton(1).........................................         $10,000
James A. Perkins............................................         $10,000
Dale E. Redman..............................................         $10,000
Christel C. Slaughter(1)....................................         $10,000
C. Ray Smith................................................         $10,000
James F. White, Jr..........................................         $10,000
All non-employee directors as a group.......................         $70,000

---------------

(1) The referenced issuance of shares of Common Stock is contingent upon the director's re-election at the Meeting.

     The dollar value of the shares of Common Stock to be issued during the Company's current fiscal year, referenced in the table above, is based on the current retainer amount for Non-Employee Directors, which may be increased at the discretion of the Board. For future years that the Plan is in effect and to the extent that shares of Common Stock remain available for issuance thereunder, Non-Employee Directors will continue to receive shares of Common Stock as part of their annual retainer.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about shares of the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of September 25, 2002.

                                                                               C. NUMBER OF SECURITIES
                              A. NUMBER OF SECURITIES                          REMAINING AVAILABLE FOR
                                   TO BE ISSUED         B. WEIGHTED-AVERAGE   FUTURE ISSUANCE UNDER PLAN
                                 UPON EXERCISE OF        EXERCISE PRICE OF      (EXCLUDING SECURITIES
PLAN CATEGORY                   OUTSTANDING OPTIONS     OUTSTANDING OPTIONS    REFLECTED IN COLUMN (A))
-------------                 -----------------------   -------------------   --------------------------
Incentive compensation plans
  approved by
  shareholders..............         1,040,650                 $7.15                   409,350
Incentive compensation plans
  not approved by
  shareholders..............                 0                     0                         0
                                     ---------                 -----                   -------
TOTAL.......................         1,040,650                 $7.15                   409,350
                                     =========                 =====                   =======

VOTE REQUIRED

     Approval of the Plan requires the affirmative vote of the holders of a majority of votes cast at the Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN.

                                            By Order of the Board of Directors

                                            /s/ W. SCOTT BOZZELL
                                            W. Scott Bozzell
                                            Secretary
Baton Rouge, Louisiana
September 25, 2002

                                   EXHIBIT A
              PICCADILLY CAFETERIAS, INC. AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Audit Committee of the Board of Directors shall be comprised of three or more directors selected by the Board of Directors, each of whom shall meet the standards of independence and any other qualifications required from time to time by the New York Stock Exchange (or, if the Company's common stock is listed or traded on some other exchange or trading system, the standards of independence and any other qualifications required by the other exchange or system).

STATEMENT OF POLICY

     Purpose. The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process by monitoring (a) the financial information that will be provided to the shareholders, (b) the systems of internal and financial controls that management and the Board of Directors have established, (c) the audit process and (d) the independence and performance of the independent auditors. In so doing, the Audit Committee shall strive to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

     Allocation of Responsibilities. The management of the Company is principally responsible for developing the Company's accounting practices, preparing the Company's financial statements and developing and maintaining systems of internal and financial controls. The independent auditors are responsible for auditing the Company's annual financial statements in accordance with generally accepted auditing standards to obtain reasonable assurance that they are free from material misstatement and for reviewing the Company's interim financial statements in accordance with SAS 71. The Audit Committee, as the delegate of the Board of Directors, is responsible for overseeing this process; provided, however, the Audit Committee recognizes that the financial management and the internal and outside auditors have more knowledge and information about the Company than do members of the Audit Committee and, consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurances as to the Company's financial statements or internal controls or any professional certification as to the independent auditor's work.

     Accountability. The independent auditors are accountable to the Audit Committee and the Board of Directors. The Board of Directors, with the advise of the Audit Committee, has the authority and responsibility to select, evaluate and, if necessary or appropriate, replace the independent accountants.

MEETINGS

     The Audit Committee shall meet as necessary. To foster open communications, the Audit Committee may invite other directors, representatives of management, or the independent auditors to attend any of its meetings, but reserves the right in its discretion to meet in executive session. The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities and to employ independent legal counsel, accountants or others to advise it. The Audit Committee shall maintain written minutes of all its meetings and provide a copy of all such minutes to any member of the Board of Directors.

RESPONSIBILITIES

     In carrying out its responsibilities, the Audit Committee shall:

     - Review and reassess the adequacy of this Charter as conditions dictate (at least annually).

     - Recommend to the Board of Directors the independent auditors to be selected or proposed to the stockholders considering independence and effectiveness, and approve the independent auditor's compensation.

     - Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     - On an annual basis, obtain from the independent auditors the written disclosures regarding the independent auditors' independence and delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, discuss with the independent auditors the nature and scope of any disclosed relationships or professional services that may affect the independent auditors' independence and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

     - Instruct the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee.

     - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized.

     - Review with the independent auditors and financial management, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

     - Review periodically the effectiveness and adequacy of the Company's corporate compliance procedures and consider and recommend to the Board of Directors any proposed changes that the Audit Committee deems appropriate or advisable.

     - Instruct the independent auditors that the audit committee and appropriate members of management will be informed of fraud and illegal acts, unless they are clearly inconsequential, of which the independent auditors become aware. In addition, instruct the independent auditors that the audit committee and appropriate members of management will be informed of significant audit adjustments and of reportable conditions noted during the audit.

     - Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements.

     - Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

     - Discuss with the independent auditors any uncorrected misstatements aggregated by them during the current engagement that were determined by management to be immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

     - Review with financial management and the independent auditors prior to the filing of the Form 10-Q with the SEC the results of the independent accountants' review of the Company's interim financial statements in accordance with generally accepted auditing standards for conducting such reviews (currently Statement of Auditing Standards No. 71). The chair of the Audit Committee may represent the entire Committee for purposes of this review.

     - Review the Company's annual financial statements and related footnotes contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements. Inquire whether the independent auditors reasonably believe that the annual financial statements are free of material misstatement. Review with management and the independent auditors the results of the independent auditors' audit and their analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices or their application, and discuss any other matters required to be communicated to the Committee by the auditors under generally accepted auditing standards (currently, Statement of Auditing Standards No. 61). Discuss with management and the independent auditors (i) any significant and unusual transactions and, if any, identify the method used to account for such transactions; (ii) any significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates; (iv) the basis for the independent auditor's conclusions regarding the reasonableness of particularly sensitive accounting estimates; (v) any adjustments arising from the audit that could, in the independent auditor's judgment, either individually or in the aggregate, have a significant affect on the Company's financial reporting process; (vi) the independent auditor's responsibility for other information and documents containing audited financial statements (i.e., the "management's discussion and analysis of financial condition and results of operations" in the Form 10-K) and any procedures performed with respect to such information and the results thereof; (vii) the independent auditor's judgments about the quality and acceptability of the Company's accounting principles as applied in its financial reporting including, but not limited to, such matters as the consistency of the Company's accounting policies and their application and the clarity and completeness of the Company's financial statements and related disclosures; (viii) any disagreements with management about matters that, individually or in the aggregate, could be significant to the Company's financial statements or the independent auditor's report including, but not limited to, disagreements over (a) application of accounting principles to the Company's specific transactions and events, (b) the basis for management's judgments about accounting estimates, (c) the scope of the external audit, (d) disclosures to be included in the Company's financial statements and (e) the wording of the external auditor's report; and (ix) any serious difficulties encountered by the independent auditor in dealing with management related to the performance of the external audit such as (a) unreasonable delays by management in permitting the commencement of the external audit or providing requested information, (b) an unreasonable timetable, (c) availability of management personnel and (d) failure by the Company to complete schedules on a timely basis. Recommend to the Board of Directors, based on the Audit Committee's discussions with management and the independent auditors, that the audited financial statements be included in the Company's annual report on Form 10-K to be filed with the Securities and Exchange Commission and recommend such inclusion if the Committee shall determine so to do.

     - Review with management and the independent auditors the interim and annual earnings announcements prior to their release to the public. The chair of the Audit Committee may represent the entire Committee for purposes of this review.

     - Prepare the audit committee report required by applicable law and the rules and regulations of the Securities and Exchange Commission to be included in the Company's annual proxy statement and review the disclosure in the Company's proxy statement for its annual meeting of shareholders regarding the independence of Audit Committee members. In addition, include a copy of this Charter in the Company's proxy statement every three years.

     - Prepare and submit the annual written confirmation regarding the constitution of the Audit Committee and the annual review of this Charter required by the New York Stock Exchange (or, if the Company's common stock is listed or traded on some other exchange or trading system, any annual certification as may be required by the other exchange or system).

     - Review and make recommendations to the Board of Directors concerning the Company's policies with regard to transactions with affiliates (employees, directors and other parties closely related to the Company) and conflicts of interest.

     - Review and approve CEO and selected officers' expense accounts and verification of perquisites policies.

LIMITATIONS ON SCOPE

     Members shall serve on the Audit Committee from time to time, subject to the understanding on their part and the part of management and employees of the Company and the independent auditors that:

     - While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

     - The Audit Committee will not be required to take all of the actions or to exercise all of the powers enumerated above, and the Audit Committee's failure to take any one or more such actions or to exercise any one or more such powers in connection with the good faith exercise of its oversight function will in no way be construed as a breach of its duties or responsibilities to the Company, its Board of Directors or its shareholders.

     - The Audit Committee expects the Company's management and employees and the independent auditors to cooperate with the Audit Committee and to provide the Audit Committee with prompt and accurate information and documents so that the Audit Committee can discharge its oversight functions properly.

     - To the extent permitted by applicable law, rules and regulations the Audit Committee shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

     - The members, in agreeing to serve on the Audit Committee, do so in reliance on, among other things, the indemnification and advancement of expenses provisions of the Company's Certificate of Incorporation and other applicable indemnification provisions in any agreement between the Company and any member of the Audit Committee.

Adopted by the Audit Committee on August 5, 2002

Approved by the Board of Directors on August 5, 2002

                                                                       EXHIBIT B

                          PICCADILLY CAFETERIAS, INC.
                              DIRECTORS STOCK PLAN

     1. PURPOSE. The purpose of the Directors Stock Plan (the "Plan") of Piccadilly Cafeterias, Inc. (the "Company") is to provide for the payment of a portion of the annual retainer paid to members of the Board of Directors of the Company (the "Directors") in shares of the Company's common stock (the "Common Stock"). The purpose of the Plan is to align the interests of Directors with those of the Company's shareholders, and to encourage the highest level of performance by providing that a significant portion of Director compensation will consist of shares of Common Stock. This compensation arrangement will provide Directors with a proprietary interest in the financial success and growth of the Company.

     2. ADMINISTRATION OF THE PLAN.

          2.1. The Plan shall be administered by the Compensation Committee of the Board of Directors (the "Committee"), which shall have the power to interpret the Plan and, subject to its provisions, to prescribe, amend and rescind Plan rules and to make all other determinations necessary for the Plan's administration.

          2.2. All action taken by the Committee in the administration and interpretation of the Plan shall be final and binding upon all parties. No member of the Committee will be liable for any action or determination made in good faith by the Committee with respect to the Plan.

     3. ELIGIBLE PERSONS. Only Directors who are not also officers of the Company (the "Non-Employee Directors") are eligible to participate in the Plan.

     4. ANNUAL RETAINER. Each Non-Employee Director receives an annual retainer for his or her service on the Board of Directors. The annual retainer shall be paid on a quarterly basis and shall be paid partly in cash and partly in Common Stock. The cash component of the retainer shall be paid in two installments on the first Monday of the second month following the end of each of the Company's first and third fiscal quarters. The stock component of the retainer shall be paid in two installments on the first Monday of the second month following the end of each of the Company's second and fourth fiscal quarters. Each installment of the stock component of the retainer shall consist of that number of whole shares of Common Stock equal in Fair Market Value to 25% of the annual retainer calculated as of the date of payment. No fractional shares of Common Stock shall be issued; instead, any fractional share shall be rounded up to the next whole share of Common Stock.

     5. SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

          5.1. The Company may issue up to 250,000 shares of Common Stock under the Plan, subject to the adjustment provisions of Section 6.

          5.2. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     6. ADJUSTMENT PROVISIONS. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the Common Stock, all limitations on numbers of shares of Common Stock provided in this Plan shall be equitably adjusted in proportion to the change in outstanding shares of Common Stock. In addition, in the event of any such change in the Common Stock, the Committee shall make any other adjustment that it determines to be equitable in order to provide Non-Employee Directors with the same relative rights before and after such adjustment.

     7. GENERAL PROVISIONS.

          7.1. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Non-Employee Director any right to continue as a Director or affect the right of the Company to terminate the services of any Non-Employee Director.

          7.2. No shares of Common Stock will be issued or transferred pursuant to the Plan unless and until all then-applicable requirements imposed by federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares under the Plan, the Company may require the Non-Employee Director to take any reasonable action to meet such requirements.

          7.3. Anything in the Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of issuance of any shares of Common Stock under the Plan, require the Non-Employee Director, as a condition to the receipt thereof, to deliver to the Company a written representation of present intention to acquire the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     8. AMENDMENT, DISCONTINUANCE OR TERMINATION OF THE PLAN.

          8.1. The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may without the approval of the shareholders, (i) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (ii) materially increase the benefits accruing to Non-Employee Director under the Plan, or (iii) materially expand the classes of persons eligible to participate in the Plan.

          8.2. The Plan shall automatically terminate at such time as no shares of Common Stock remain available for issuance through the Plan.

     9. DEFINITION OF FAIR MARKET VALUE. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date, or if no sale of the Common Stock shall have been made on that day, on the next preceding day on which there was a sale of the Common Stock; (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

                                   DETACH HERE                            ZPICC2



                                      PROXY


                           PICCADILLY CAFETERIAS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby acknowledges receipt of the Notice of the 2002 Annual Meeting of Shareholders and Proxy Statement and does hereby appoint Joseph H. Campbell, Jr. and W. Scott Bozzell, or either of them, with full power of substitution, as proxy or proxies of the undersigned to represent and to vote all shares of Piccadilly Cafeterias, Inc. Common Stock, which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Piccadilly Cafeterias, Inc., to be held at the corporate headquarters of the Company, 3232 Sherwood Forest Boulevard, Baton Rouge, Louisiana at 10:00 a.m. on November 4, 2002 and at any adjournment(s) thereof.

This Proxy, when properly executed, duly returned and not revoked, will be voted in accordance with the directions given by the undersigned shareholder. IF NO DIRECTION IS MADE, IT WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN
PROPOSAL 1 AND IN FAVOR OF PROPOSAL 2.

--------------------------------------------------------------------------------
                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) hereon, and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                       DO YOU HAVE ANY COMMENTS?

------------------------------                  -------------------------------

------------------------------                  -------------------------------

------------------------------                  -------------------------------

PICCADILLY CAFETERIAS, INC.

C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940




                           PICCADILLY CAFETERIAS, INC.



         Dear Shareholder:

         Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

         Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

         Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

         Your vote must be received prior to the Annual Meeting of Shareholders, November 4, 2002.

         Thank you in advance for your prompt consideration of these matters.

         Sincerely,

         Piccadilly Cafeterias, Inc.




                                   DETACH HERE                            ZPICC1


    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.


---------------------------------------
    PICCADILLY CAFETERIAS, INC.
---------------------------------------                                                                FOR     AGAINST    ABSTAIN
                                             2. Proposal to approve the Piccadilly Cafeterias,
1. Election of Directors.                       Inc. Directors Stock Plan.                             [ ]       [ ]        [ ]
            (01) Robert P. Guyton
            (02) Christel C. Slaughter

          FOR                 WITHHELD       3. In their discretion, the Proxies are authorized to vote upon such other business
          ALL    [ ]      [ ] FROM ALL          as may properly come before the meeting or any adjournment(s). This Proxy may be
        NOMINEES              NOMINEES          revoked at any time prior to the voting thereof.

[ ]
   --------------------------------------
   For all nominees except as noted above


                                                Mark box at right if an address change or comment has been
                                                noted on the reverse side of this card.                                     [ ]



                                                Please be sure to sign and date this Proxy.




Signature:                                  Date:               Signature:                                 Date:
          ---------------------------------      --------------           --------------------------------      -------------------